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                                                    Rule 497(e)
                                                    1933 Act Reg. No. 33-11371
                                                    1940 Act File No. 811-4982


                      HEARTLAND WISCONSIN TAX FREE FUND
                      HEARTLAND NEBRASKA TAX FREE FUND

               PROSPECTUS SUPPLEMENT DATED NOVEMBER 20, 1995 TO
                       PROSPECTUS DATED APRIL 28, 1995


LOWER MINIMUM FOR WISCONSIN FUND. Effective November 20, 1995, the new minimum initial investment for the Heartland Wisconsin Tax Free Fund (the "Wisconsin Fund") is $1,000 and the new minimum additional investment for the Wisconsin Fund, except for reinvestments of distributions and investments under the automatic investment plan, is $100. The new minimum amount for transfers under an automatic investment plan to a Wisconsin Fund account is $50 per transaction.

If a shareholder stops making automatic investments when his or her aggregate investment in the Wisconsin Fund is less than $500, or if, due to redemptions, exchanges or other transfers, a shareholder's account drops below $500 for three months or more, the Fund has the right to redeem the shareholder's account, after giving 60 days notice, unless the shareholder makes additional investments to bring the account value to $1,000. The foregoing information replaces any inconsistent information in the Prospectus with respect to the Wisconsin Fund. These changes do not affect the minimum account size and other required minimums for the Heartland Nebraska Tax Free Fund stated in the Prospectus.